UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2012

Mandalay Digital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-10039	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4751 Wilshire Boulevard, Third Floor Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 601-2500

NeuMedia, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01	Other Events.

Effective February 6, 2012, the registrant changed its name from NeuMedia, Inc. to Mandalay Digital Group, Inc. The name change was effectuated by a short form merger whereby Mandalay Digital Group, Inc., a newly formed and wholly owned subsidiary of the registrant, merged into the registrant and, pursuant to the Certificate of Ownership that was filed with the Delaware Secretary of State, the registrant changed its name to Mandalay Digital Group, Inc.

Effective February 6, 2012, the registrant amended its bylaws to reflect the name change.

The registrant’s trading symbol remains MNDL.OB.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title

3.1	Certificate of Amendment of Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuMedia, Inc.
Date: February 7, 2012	By:	/s/ David Mandell
David Mandell
Corporate Secretary